Exhibit 23.1

                                AJ. ROBBINS, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                              216 SIXTEENTH STREET
                                    SUITE 600
                             DENVER, COLORADO 80202




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Universal Detection Technology of our report dated February 4, 2004 relating to the consolidated financial statements of Universal Detection Technology.



                                            /s/ AJ. ROBBINS, P.C.
                                            ----------------------------------
                                                AJ. ROBBINS, P.C.
                                                CERTIFIED PUBLIC ACCOUNTANTS



Denver, Colorado
July 12, 2004